Long-term Debt	3 Months Ended
Mar. 31, 2011
Long-term Debt
Long-term Debt

(5) Long-term Debt

Long-term debt consists of the following:

	December 31, 2010		March 31, 2011
	Carrying	Fair	Carrying	Fair
	Amount	Value	Amount	Value
Revolving Credit Facility(1)	$—	$—	$192,000	$192,000
Term Loan Facility(1)	396,200	396,200	395,175	395,175
7 1/4% GBP Senior Subordinated Notes due 2014 (the “7 1/4% notes”)(2)(3)	232,530	234,855	241,253	243,665
7 3/4% Senior Subordinated Notes due 2015 (the “7 3/4% notes”)(2)(3)	233,234	231,683	—	—
6 5/8% Senior Subordinated Notes due 2016 (the “6 5/8% notes”)(2)(3)	317,529	321,592	317,653	320,992
7 1/2% CAD Senior Subordinated Notes due 2017 (the “Subsidiary Notes”)(2)(4)	175,306	182,099	180,294	187,506
8 3/4% Senior Subordinated Notes due 2018 (the “8 3/4% notes”)(2)(3)	200,000	209,625	200,000	209,500
8% Senior Subordinated Notes due 2018 (the “8% notes”)(2)(3)	49,777	53,756	49,784	49,542
6 3/4% Euro Senior Subordinated Notes due 2018 (the “6 3/4% notes”)(2)(3)	338,129	337,631	359,336	355,902
8% Senior Subordinated Notes due 2020 (the “8% notes due 2020”)(2)(3)	300,000	316,313	300,000	316,125
8 3/8% Senior Subordinated Notes due 2021 (the “8 3/8% notes”)(2)(3)	548,174	589,188	548,217	594,000
Real Estate Mortgages, Capital Leases and Other(5)	218,189	218,189	221,540	221,540
Total Long-term Debt	3,009,068		3,005,252
Less Current Portion	(96,603)		(44,372)

Long-term Debt, Net of Current Portion	$2,912,465		$2,960,880

(1)

The capital stock or other equity interests of most of our U.S. subsidiaries, and up to 66% of the capital stock or other equity interests of our first-tier foreign subsidiaries, are pledged to secure these debt instruments, together with all intercompany obligations of foreign subsidiaries owed to us or to one of our U.S. subsidiary guarantors. The fair value of this long-term debt approximates the carrying value (as borrowings under these debt instruments are based on current variable market interest rates as of December 31, 2010 and March 31, 2011, respectively).

(2)	The fair values of these debt instruments are based on quoted market prices for these notes on December 31, 2010 and March 31, 2011, respectively.

(3)

Collectively referred to as the Parent Notes. IMI is the direct obligor on the Parent Notes, which are fully and unconditionally guaranteed, on a senior subordinated basis, by substantially all of its direct and indirect wholly owned U.S. subsidiaries (the “Guarantors”). These guarantees are joint and several obligations of the Guarantors. Iron Mountain Canada Corporation (“Canada Company”) and the remainder of our subsidiaries do not guarantee the Parent Notes.

(4)

Canada Company is the direct obligor on the Subsidiary Notes, which are fully and unconditionally guaranteed on a senior subordinated basis by IMI and the Guarantors. These guarantees are joint and several obligations of IMI and the Guarantors.

(5)	We believe the fair value of this debt approximates its carrying value.

Our credit facility consists of (i) revolving credit facilities under which we can borrow, subject to certain limitations as defined in the credit agreement we entered into on April 16, 2007 (the “Credit Agreement”) governing these facilities, up to an aggregate amount of $765,000 (including Canadian dollar and multi-currency revolving credit facilities), and (ii) a $410,000 term loan facility (which is also governed by our Credit Agreement). Our revolving credit facilities are supported by a group of 24 banks. Our subsidiaries, Canada Company and Iron Mountain Switzerland GmbH, may borrow directly under the Canadian dollar revolving credit and multi-currency revolving credit facilities, respectively. Additional subsidiary borrowers may be added under the multi-currency revolving credit facility. Our revolving credit facilities terminate on April 16, 2012. With respect to the term loan facility, quarterly loan payments of approximately $1,000 are required through maturity on April 16, 2014, at which time the remaining outstanding principal balance of the term loan facility is due. We expect to refinance our Credit Agreement in 2011. The interest rate on borrowings under the Credit Agreement varies depending on our choice of interest rate and currency options, plus an applicable margin. IMI guarantees the obligations of each of the subsidiary borrowers under the Credit Agreement, and substantially all of our U.S. subsidiaries guarantee the obligations of IMI and the subsidiary borrowers. The capital stock or other equity interests of most of our U.S. subsidiaries, and up to 66% of the capital stock or other equity interests of our first-tier foreign subsidiaries, are pledged to secure the Credit Agreement, together with all intercompany obligations of foreign subsidiaries owed to us or to one of our U.S. subsidiary guarantors. As of March 31, 2011, we had $192,000 of outstanding borrowings under the revolving credit facilities, all of which were denominated in U.S. dollars; we also had various outstanding letters of credit totaling $2,481. The remaining availability, based on IMI’s leverage ratio, which is calculated based on the last 12 months’ earnings before interest, taxes, depreciation and amortization (“EBITDA”), and other adjustments as defined in the Credit Agreement and current external debt, under the revolving credit facilities on March 31, 2011, was $570,519. The interest rates in effect under the revolving credit facilities and the term loan facility were 3.4% and 1.8% as of March 31, 2011, respectively. For the three months ended March 31, 2010 and 2011, we recorded commitment fees of $567 and $481, respectively, based on the unused balances under our revolving credit facilities.

In January 2011, we redeemed the remaining $231,255 aggregate principal amount outstanding of the 7 3/4% notes at a redemption price of $1,000 for each one thousand dollars of principal amount of notes redeemed, plus accrued and unpaid interest. We recorded a gain to other expense (income), net of $850 in the first quarter of 2011 related to the early extinguishment of the 7 3/4% notes being redeemed. This gain consists of original issue premiums, net of deferred financing costs related to the 7 3/4% notes that were redeemed.

The Credit Agreement, our indentures and other agreements governing our indebtedness contain certain restrictive financial and operating covenants, including covenants that restrict our ability to complete acquisitions, pay cash dividends, incur indebtedness, make investments, sell assets and take certain other corporate actions. The covenants do not contain a rating trigger. Therefore, a change in our debt rating would not trigger a default under the Credit Agreement, our indentures or other agreements governing our indebtedness. Our revolving credit and term loan facilities, as well as our indentures, use EBITDA-based calculations as primary measures of financial performance, including leverage ratios. IMI’s revolving credit and term leverage ratio was 3.0 as of December 31, 2010 and March 31, 2011 compared to a maximum allowable ratio of 5.5. Similarly, our bond leverage ratio, per the indentures, was 3.4 and 3.7 as of December 31, 2010 and March 31, 2011, respectively, compared to a maximum allowable ratio of 6.5. Noncompliance with these leverage ratios would have a material adverse effect on our financial condition and liquidity.